UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2021 (May 14, 2021)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 255-0068
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of exchanged on which registered
Common stock, no par value	CPIX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.
On May 14, 2021, Cumberland Pharmaceuticals Inc. (the "Company") announced that its Board of Directors has appointed John Hamm as the Company’s Senior Director Finance & Accounting and Chief Financial Officer effective May 17, 2021. Mr. Hamm joined the Company on June 3, 2019 and assumed expanded responsibilities as the Director, Corporate Development on January 1, 2020.
Mr. Hamm has over 25 years of finance and accounting experience, with a majority in the health care industry. He previously held the positions of Chief Operating Officer and Chief Financial Officer, Pharmacy at HealthSpring, Inc., a managed care organization currently operating as Cigna-HealthSpring.
Prior to that he was Vice President Finance at Emdeon Business Services. Emdeon Inc., a healthcare technology firm now operates as Change Healthcare Inc., a NASDAQ listed company with over $3 billion in annual revenue.
Mr. Hamm, age 65 has a Bachelor of Science in Business Administration with a minor in Accounting from Wheeling University. He earned his Master’s in Business Administration with an emphasis in Accounting from the University of West Virginia. He is a Certified Management Accountant (CMA) and Certified Financial Manager (CFM).
Mr. Hamm also assumes the role of Principal Financial Officer and Principal Accounting Officer of Cumberland. Michael Bonner, who has been serving as the Company’s Senior Director Finance & Accounting and Chief Financial Officer will transition out of that role effective May 17, 2021, as he pursues other interests outside of the Company. Mr. Bonner will continue to serve as a consultant to the Company. Mr. Hamm’s new employment agreement is included as an exhibit to this Form 8-K.
There are no family relationships between Mr. Hamm and any director or executive officer of the Company, and there are no relationships or related transactions between Mr. Hamm and the Company that would be required to be reported under Item 404(d) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: May 14, 2021	By:	/s/ Michael Bonner
Michael Bonner
Chief Financial Officer

Exhibit No.	Description

10.16	Exhibit 10.16 dated May 14, 2021